                                                                    Exhibit 99.1

                        Nationwide Life Insurance Company
                      Condensed Consolidated Balance Sheets

                                                      As of          As of
                                                   December 31,   December 31,
 (in U.S.$ millions)                                   2003          2002
                                                   -----------    -----------
                                                   (Unaudited)

        Assets

        Investments ...............................  $ 38,084.4    $ 34,270.1
        Deferred policy acquisition costs .........     3,219.3       2,971.1
        Other assets ..............................     2,182.6       1,573.2
        Assets held in separate accounts ..........    57,084.5      47,208.2
                                                    -----------    ----------
                                                     $100,570.8    $ 86,022.6
                                                    ===========    ==========
        Liabilities and Shareholder's Equity

        Future policy benefits and claims .........  $ 35,322.3    $ 31,679.8
        Long-term debt with related party .........       700.0         600.0
        Other liabilities .........................     3,464.4       2,985.8
        Liabilities related to separate accounts ..    57,084.5      47,208.2
                                                     ----------    ----------
                                                       96,571.2      82,473.8
        Shareholder's equity ......................     3,999.6       3,548.8
                                                     ----------    ----------
                                                     $100,570.8    $ 86,022.6
                                                     ==========    ==========

                                                                    Exhibit 99.1

                        Nationwide Life Insurance Company
                 Condensed Consolidated Statements of Operations

                                                              Years Ended December 31,
                                                            ------------------------------
(in U.S.$ millions)                                          2003         2002      2001
                                                            --------    --------  --------
                                                           (Unaudited)
Revenues
   Policy charges ........................................  $  924.1    $  973.8  $1,017.3
   Life insurance premiums ...............................     279.8       259.9     251.1
   Net investment income .................................   1,980.0     1,838.5   1,724.7
   Net realized (losses) gains on investments, hedging
     instruments and hedged items:
       Unrelated parties .................................    (100.8)     (107.6)    (62.7)
       Related party .....................................        --        23.2      44.4
   Other                                                        12.8         8.8       8.2
                                                            --------    --------  --------
                                                             3,095.9     2,996.6   2,983.0
                                                            --------    --------  --------

Benefits and Expenses
   Interest credited to policyholder account values ......   1,300.5     1,241.2   1,238.7
   Other benefits and claims .............................     361.8       326.0     280.3
   Policyholder dividends on participating policies ......      41.2        45.2      41.7
   Amortization of deferred policy acquisition costs .....     375.9       670.1     347.9
   Interest expense on debt, primarily with a related
     party ...............................................      48.4        36.0       6.2
   Other operating expenses ..............................     533.7       508.6     439.3
                                                            --------    --------  --------
                                                             2,661.5     2,827.1   2,354.1
                                                            --------    --------  --------
   Income from continuing operations before federal
     income tax expense and cumulative effect of adoption
     of accounting principles ............................     434.4       169.5     628.9
   Federal income tax expense ............................      96.2         8.7     161.2
                                                            --------    --------  --------
   Income from continuing operations before cumulative
     effect of adoption of accounting principles .........     338.2       160.8     467.7
   Income from discontinued operations, net of tax .......        --         0.7       1.2
   Cumulative effect of adoption of accounting
     principles, net of tax ..............................      (0.6)         --      (7.1)
                                                            --------    --------  --------
         Net income ......................................  $  337.6    $  161.5  $  461.8
                                                            ========    ========  ========